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                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated February 11, 2000, relating to the financial statements of Founders Food & Firkins Ltd., and to the reference to our Firm under the caption "Experts" in the Prospectus.

                               /s/ Schechter Dokken Kanter Andrews & Selcer Ltd.

Minneapolis, Minnesota
February 18, 2000